Fees Summary	Aug. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 59,000,000
Previously Paid Amount	0
Total Fee Amount	8,708.4
Total Offset Amount	909.09
Net Fee	$ 7,799.31